                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 1999


I.RECONCILIATION OF COLLECTION ACCOUNT:
    End of Period Collection Account Balance as of Prior Payment Date:                                     673,322.61
    Available Funds:
       Contract Payments due and received in this period                                                 3,949,420.39
       Contract Payments due in prior period(s) and received in this period                                385,872.87
       Contract Payments received in this period for next period                                            82,573.00
       Sales, Use and Property Tax payments received                                                       215,010.16
       Prepayment Amounts related to early termination in this period                                    3,843,263.45
       Servicer Advance                                                                                    507,650.72
       Proceeds received from recoveries on previously Defaulted Contracts                                       0.00
       Transfer from Reserve Account                                                                         9,579.64
       Interest earned on Collection Account                                                                14,131.13
       Interest earned on Affiliated Account                                                                 9,302.07
       Proceeds from repurchase of Contracts per Contribution and Servicing
         Agreement Section 5.03                                                                                  0.00
       Amounts paid per Contribution and Servicing Agreement Section 7.01
         (Substituted contract < Predecessor contract)                                                           0.00
       Amounts paid under insurance policies                                                                     0.00
       Maintenance, Late Charges and any other amounts                                                           0.00

                                                                                                        -------------
    Total Available Funds                                                                                9,690,126.04
    Less: Amounts to be Retained in Collection Account                                                     582,777.21
                                                                                                        -------------
    AMOUNT TO BE DISTRIBUTED                                                                             9,107,348.83
                                                                                                        =============




    DISTRIBUTION OF FUNDS:
       1. To Trustee -  Fees                                                                                     0.00
       2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer
          Advances                                                                                         385,872.87
       3. To Noteholders (For Servicer Report immediately following the Final
          Additional Closing Date)
          a) Class A1 Principal and Interest                                                                     0.00
          a) Class A2 Principal (distributed after A1 Note matures) and Interest                         7,148,147.58
          a) Class A3 Principal (distributed after A1 and A2 Notes mature) and Interest                    182,832.00
          b) Class B Principal and Interest                                                                168,291.48
          c) Class C Principal and  Interest                                                               190,718.43
          d) Class D Principal and Interest                                                                193,938.16
          e) Class E Principal and Interest                                                                200,346.07

       4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                0.00
       5. To Issuer - Residual  Principal and Interest and Reserve Account Distribution
          a) Residual Interest (Provided no Restricting or Amortization Event in effect)                    41,699.64
          b) Residual Principal (Provided no Restricting or Amortization Event in effect)                  284,351.43
          c)  Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)         9,579.64
       6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts       238,443.36
       7. To Servicer, Servicing Fee and other Servicing Compensations                                      63,128.17
                                                                                                        -------------
    TOTAL FUNDS DISTRIBUTED                                                                              9,107,348.83
                                                                                                        =============

                                                                                                        -------------
    End of Period Collection Account Balance {Includes Payments in Advance &                               582,777.21
      Restricting Event Funds (if any)}                                                                 =============


II. RESERVE ACCOUNT

Beginning Balance                                                                                       $2,182,541.24
    - Add Investment Earnings                                                                                9,579.64
    - Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                             0.00
    - Less Distribution to Certificate Account                                                               9,579.64
                                                                                                        -------------
End of period balance                                                                                   $2,182,541.24
                                                                                                        =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances                               $2,182,541.24
                                                                                                        =============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 1999

III.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                          Pool A                                                      114,897,958.89
                          Pool B                                                       32,400,741.04
                                                                                      --------------
                                                                                                               147,298,699.93

Class A Overdue Interest, if any                                                                0.00
Class A Monthly Interest - Pool A                                                         542,991.55
Class A Monthly Interest - Pool B                                                         153,121.34

Class A Overdue Principal, if any                                                               0.00
Class A Monthly Principal - Pool A                                                      4,887,198.33
Class A Monthly Principal - Pool B                                                      1,747,668.36
                                                                                      --------------
                                                                                                                 6,634,866.69
Ending Principal Balance of the Class A Notes
                          Pool A                                                      110,010,760.56
                          Pool B                                                       30,653,072.68
                                                                                      --------------           --------------
                                                                                                               140,663,833.24
                                                                                                               ==============

-------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000      Ending Principal
Original Face $190,972,000     Original Face $190,972,000     Balance Factor
       $ 3.645104                      $ 34.742615              73.656784%
-------------------------------------------------------------------------------



IV.   CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
                          Class A1                                                              0.00
                          Class A2                                                    109,208,699.93
                          Class A3                                                     38,090,000.00
                                                                                      --------------
                                                                                                               147,298,699.93
Class A Monthly Interest
                          Class A1 (Actual Number Days/360)                                     0.00
                          Class A2                                                        513,280.89
                          Class A3                                                        182,832.00

Class A Monthly Principal
                          Class A1                                                              0.00
                          Class A2                                                      6,634,866.69
                          Class A3                                                              0.00
                                                                                      --------------
                                                                                                                 6,634,866.69
Ending Principal Balance of the Class A2 Notes
                          Class A1                                                              0.00
                          Class A2                                                    102,573,833.24
                          Class A3                                                     38,090,000.00
                                                                                      --------------           --------------
                                                                                                               140,663,833.24
                                                                                                               ==============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 1999


V.   CLASS B NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class B Notes
                                          Pool A                       2,626,184.11
                                          Pool B                         740,569.03
                                                                       -------------
                                                                                                   3,366,753.14

           Class B Overdue Interest, if any                                    0.00
           Class B Monthly Interest - Pool A                              12,977.73
           Class B Monthly Interest - Pool B                               3,659.65
           Class B Overdue Principal, if any                                   0.00
           Class B Monthly Principal - Pool A                            111,707.39
           Class B Monthly Principal - Pool B                             39,946.71
                                                                       -------------
                                                                                                     151,654.10
           Ending Principal Balance of the Class B Notes
                                          Pool A                       2,514,476.72
                                          Pool B                         700,622.32
                                                                       -------------               ------------
                                                                                                   3,215,099.04
                                                                                                   ============


-------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000      Ending Principal
Original Face $4,365,000       Original Face $4,365,000       Balance Factor
     $ 3.811542                     $ 34.743207                    73.656335%
-------------------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class C Notes
                                          Pool A                       2,954,701.19
                                          Pool B                         833,226.09
                                                                       -------------
                                                                                                   3,787,927.28

           Class C Overdue Interest, if any                                    0.00
           Class C Monthly Interest - Pool A                              15,684.54
           Class C Monthly Interest - Pool B                               4,423.04
           Class C Overdue Principal, if any                                   0.00
           Class C Monthly Principal - Pool A                            125,670.81
           Class C Monthly Principal - Pool B                             44,940.04
                                                                       -------------
                                                                                                     170,610.85
           Ending Principal Balance of the Class C Notes
                                          Pool A                       2,829,030.38
                                          Pool B                         788,286.05
                                                                       -------------               ------------
                                                                                                   3,617,316.43
                                                                                                   ============

-------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000      Ending Principal
Original Face $4,910,955       Original Face $4,910,955       Balance Factor
      $ 4.094434                     $ 34.740870                  73.658106%
-------------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 1999

VII.   CLASS D NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class D Notes
                                          Pool A                       2,954,701.19
                                          Pool B                         833,226.09
                                                                       -------------
                                                                                                  3,787,927.28

           Class D Overdue Interest, if any                                    0.00
           Class D Monthly Interest - Pool A                              18,196.03
           Class D Monthly Interest - Pool B                               5,131.28
           Class D Overdue Principal, if any                                   0.00
           Class D Monthly Principal - Pool A                            125,670.81
           Class D Monthly Principal - Pool B                             44,940.04
                                                                       -------------
                                                                                                    170,610.85
           Ending Principal Balance of the Class D Notes
                                          Pool A                       2,829,030.38
                                          Pool B                         788,286.05
                                                                       -------------              ------------
                                                                                                  3,617,316.43
                                                                                                  ============



-------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000      Ending Principal
Original Face $4,910,955       Original Face $4,910,955       Balance Factor
     $ 4.750056                       $ 34.740870                73.658106%
-------------------------------------------------------------------------------

VIII.   CLASS E NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class E Notes
                                          Pool A                       2,954,701.19
                                          Pool B                         833,226.09
                                                                       -------------
                                                                                                   3,787,927.28

           Class E Overdue Interest, if any                                    0.00
           Class E Monthly Interest - Pool A                              23,194.40
           Class E Monthly Interest - Pool B                               6,540.82
           Class E Overdue Principal, if any                                   0.00
           Class E Monthly Principal - Pool A                            125,670.81
           Class E Monthly Principal - Pool B                             44,940.04
                                                                       -------------
                                                                                                     170,610.85
           Ending Principal Balance of the Class E Notes
                                          Pool A                       2,829,030.38
                                          Pool B                         788,286.05
                                                                       -------------               ------------
                                                                                                   3,617,316.43
                                                                                                   ============

-------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000      Ending Principal
Original Face $4,910,955       Original Face $4,910,955       Balance Factor
      $ 6.054875                      $ 34.740870                 73.658106%
--------------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 1999


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

           Beginning Residual Principal Balance
                                          Pool A                                 4,924,009.10
                                          Pool B                                 1,388,536.59
                                                                                 -------------
                                                                                                           6,312,545.69

           Residual Interest - Pool A                                               32,734.21
           Residual Interest - Pool B                                                8,965.43
           Residual Principal - Pool A                                             209,451.36
           Residual Principal - Pool B                                              74,900.07
                                                                                 -------------
                                                                                                             284,351.43
           Ending Residual Principal Balance
                                          Pool A                                 4,714,557.74
                                          Pool B                                 1,313,636.52
                                                                                 -------------             -------------
                                                                                                           6,028,194.26
                                                                                                           =============


X.   PAYMENT TO SERVICER

            - Collection period Servicer Fee                                                                  63,128.17
            - Servicer Advances reimbursement                                                                385,872.87
            - Tax, Maintenance, Late Charges, Bank Interest and other amounts                                238,443.36
                                                                                                           -------------
           Total amounts due to Servicer                                                                     687,444.40
                                                                                                           =============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 1999

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            beginning of the related Collection Period                                                            131,312,255.70

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
            Collection Period                                                                                               0.00

         Decline in Aggregate Discounted Contract Balance                                                           5,585,369.52
                                                                                                                  --------------
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            ending of the related Collection Period                                                               125,726,886.18
                                                                                                                  ==============

         Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments  and Servicer Advances                      2,304,640.00

             - Principal portion of Prepayment Amounts                                            3,280,729.52

             - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02          0.00

             - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                    Contracts during the Collection Period                                                0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts added during
                    Collection Period                                                                     0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                    during Collection Period                                                              0.00

                                                                                                  -------------
                                      Total Decline in Aggregate Discounted Contract Balance       5,585,369.52
                                                                                                  =============


POOL B
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            beginning of the related Collection Period                                                             37,029,524.79

         Aggregate Discounted Contract Balance of Additional Contracts acquired during
            Collection Period                                                                                               0.00

         Decline in Aggregate Discounted Contract Balance                                                           1,997,335.26
                                                                                                                  --------------
         Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
            ending of the related Collection Period                                                                35,032,189.53
                                                                                                                  ==============

         Components of Decline in Aggregate Discounted Contract Balance:
             - Principal portion of Contract Payments  and Servicer Advances                      1,444,844.83

             - Principal portion of Prepayment Amounts                                              552,490.43

             - Principal portion of Contracts repurchased under Indenture Agreement Section 4.02          0.00

             - Aggregate Discounted Contract Balance of Contracts that have become Defaulted
                    Contracts during the Collection Period                                                0.00

             - Aggregate Discounted Contract Balance of Substitute Contracts added during
                    Collection Period                                                                     0.00

             - Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
                    during Collection Period                                                              0.00

                                                                                                  -------------
                                      Total Decline in Aggregate Discounted Contract Balance       1,997,335.26
                                                                                                  =============

                                                                                                                  --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                 160,759,075.71
                                                                                                                  ==============

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 1999


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

              POOL A                                                                                                Predecessor
                                                                                  Discounted      Predecessor     Discounted
              Lease #               Lessee Name                                   Present Value   Lease #         Present Value
              ---------------------------------------------------                 -------------   -----------     -------------
                                    NONE












                                                                                  ------------                      ---------------
                                                                        Totals:   $       0.00                      $          0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                              $          0.00
              b) ADCB OF POOL A AT CLOSING DATE                                                                     $161,410,790.25
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                 0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                    $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                     $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
    per Contribution & Servicing Agreement Section 7.02                                             $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
               YES                              NO     X
               ------------                     ---------

              POOL B                                                                                              Predecessor
                                                                                  Discounted      Predecessor     Discounted
              Lease #               Lessee Name                                   Present Value   Lease #         Present Value
              ---------------------------------------------------                 -------------   -----------     -------------
                                    NONE









                                                                                  -------------                     ---------------
                                                                        Totals:   $        0.00                     $          0.00


              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                        $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                                      $56,843,333.29
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS
                 RATING AGENCY APPROVES)                                                                                       0.00%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER
  HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                    $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                     $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                              $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
               YES                            NO     X
               ------------                   ---------

                           DVI BUSINESS TRUST 1998-2
                                SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 1999


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

              POOL A - NON-PERFORMING                                                                             Predecessor
                                                                                  Discounted      Predecessor     Discounted
              Lease #          Lessee Name                                        Present Value   Lease #         Present Value
              ---------------------------------------------------                 -------------   -----------     -------------
                               None










                                                                                  -------------                     ---------------
                                                                        Totals:   $        0.00                     $          0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                                  0.00
              b) ADCB OF POOL A AT CLOSING DATE                                                                     $161,410,790.25
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                 0.00%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                          $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                           $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                                    $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD               YES                            NO     X
                                                                                  ------------                      ---------



              POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                       Predecessor
                                                                                  Discounted      Predecessor     Discounted
              Lease #          Lessee Name                                        Present Value   Lease #         Present Value
              ---------------------------------------------------                 -------------   -----------     -------------
                               None









                                                                                  -------------                     ---------------
                                                                        Totals:   $        0.00                     $          0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                          $          0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                                     $ 56,843,333.29
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                                 0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS),
              THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS
              BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                                          $0.00
b)  Total discounted Contract Balance of Substitute Receivables                                           $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per Contribution
    & Servicing Agreement Section 7.02                                                                    $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED COLLECTION PERIOD
              YES                            NO     X
              ------------                   ---------

                           DVI BUSINESS TRUST 1998-2
                                SERVICER REPORT
                     FOR THE PAYMENT DATE NOVEMBER 12, 1999


XV.    POOL PERFORMANCE MEASUREMENTS


1.                                AGGREGATE DISCOUNTED CONTRACT BALANCE

              CONTRACTS DELINQUENT > 90 DAYS                                  TOTAL OUTSTANDING CONTRACTS
              This Month                              512,453.99              This Month                       160,759,075.71
              1 Month Prior                         4,176,934.44              1 Month Prior                    168,341,780.49
              2 Months Prior                        4,594,677.25              2 Months Prior                   175,303,265.30

              Total                                 9,284,065.68              Total                            504,404,121.50

              a) 3 MONTH AVERAGE                    3,094,688.56              b) 3 MONTH AVERAGE               168,134,707.17

              c) a/b                                       1.84%


2.            Does a Delinquency Condition Exist (1c > 6%)?
                                                                                       Yes                          No    X
                                                                                       --------                     ---------

3.            Restricting Event Check

              A. A Delinquency Condition exists for current period?                    Yes                          No    X
                                                                                       --------                     ---------
              B. An Indenture Event of Default has occurred and is then continuing?    Yes                          No    X
                                                                                       --------                     ---------

4.            Has a Servicer Event of Default occurred?                                Yes                          No    X
                                                                                       --------                     ---------


5.            Amortization Event Check

              A. Is 1c  > 8%?                                                          Yes                          No    X
                                                                                       --------                     ---------
              B. Bankruptcy, insolvency, reorganization; default/violation of any
                 covenant or obligation not remedied within 90 days?                   Yes                          No    X
                                                                                       --------                     ---------
              C. As of any Determination date, the sum of all defaulted contracts
                 since the Closing date exceeds 6% of the ADCB on the Closing Date?    Yes                          No    X
                                                                                       --------                     ---------

6.            Aggregate Discounted Contract Balance at Closing Date                   Balance  $218,254,123.54
                                                                                               ---------------




              DELINQUENT LEASE SUMMARY

                     Days Past Due                          Current Pool Balance                        # Leases
                     -------------                          --------------------                        --------
                           31 - 60                              5,462,144.88                               167
                           61 - 90                              1,076,803.49                                64
                          91 - 180                                512,453.99                                74



Approved By:
Lisa J. Cruikshank
Vice President